Rule 497(e)
Registration Nos. 333-201473 and 811-22926

Elkhorn ETF Trust
(the “Trust”)

Elkhorn Commodity Rotation Strategy ETF
Elkhorn Fundamental Commodity Strategy ETF
Elkhorn Lunt Low Vol/High Beta Tactical ETF
Elkhorn S&P High Quality Preferred ETF
Elkhorn S&P MidCap Consumer Discretionary Portfolio
Elkhorn S&P MidCap Consumer Staples Portfolio
Elkhorn S&P MidCap Energy Portfolio
Elkhorn S&P MidCap Financials Portfolio
Elkhorn S&P MidCap Health Care Portfolio
Elkhorn S&P MidCap Industrials Portfolio
Elkhorn S&P MidCap Information Technology Portfolio
Elkhorn S&P MidCap Materials Portfolio
Elkhorn S&P MidCap Utilities Portfolio
(each a “Fund,” and collectively, the “Funds”)

Supplement To Each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

Dated August 31, 2017

Turner Investments Holdings L.P., a Delaware limited partnership (“Turner”), has agreed in principle to acquire Elkhorn Capital Group, LLC, the parent company of Elkhorn Investments, LLC (“Elkhorn Investments”), the investment adviser to the Funds (hereinafter, the “Transaction”). The Funds are series of Elkhorn ETF Trust (the “Trust”). As a result of the Transaction, Turner will indirectly become the majority owner and controlling person of Elkhorn Investments. The Transaction is subject to certain conditions, including the finalization and execution of definitive agreements to consummate the Transaction. There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment management agreement between the Trust on behalf of the Funds, and Elkhorn Investments and will result in automatic termination of the agreement. The Board of Trustees approved an interim investment advisory agreement and a new investment advisory agreement with Elkhorn Investments, on behalf of each of the Funds. The interim advisory agreement will become effective upon consummation of the Transaction, and will occur prior to shareholder approval of the new investment advisory agreement with respect to each Fund. The new agreement will be presented to each applicable Fund’s shareholders for approval by means of a proxy statement, and will take effect upon approval by the shareholders.

The Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Shareholders are encouraged to read the related proxy statement, when available, because it will include important information. This is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Supplement To The Elkhorn S&P MidCap Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of the Trust have also voted to terminate and liquidate the Elkhorn S&P MidCap Consumer Discretionary Portfolio, the Elkhorn S&P MidCap Consumer Staples Portfolio, the Elkhorn S&P MidCap Energy Portfolio, the Elkhorn S&P MidCap Financials Portfolio, the Elkhorn S&P MidCap Health Care Portfolio, the Elkhorn S&P MidCap Industrials Portfolio, the Elkhorn S&P MidCap Information Technology Portfolio, the Elkhorn S&P MidCap Materials Portfolio, and the Elkhorn S&P MidCap Utilities Portfolio (each a “Liquidating Fund,” and collectively, the “Liquidating Funds”). After the close of business on September 15, 2017, subject to applicable law, the Liquidating Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on September 15, 2017. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about September 20, 2017.

When each Liquidating Fund commences liquidation of its portfolio, which is anticipated to occur prior to September 18, 2017, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy.  During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund.  Furthermore, during the time between market open on September 15, 2017 and September 20, 2017, because shares of the Liquidating Funds will not be traded on any exchange, we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their holdings of the Liquidating Funds on their respective exchange until the market close on September 14, 2017 and may incur typical transaction fees from their broker-dealer.  At the time the liquidation of the Liquidating Funds is complete, shares of the Liquidating Funds will be individually redeemed.  If you still hold shares as of September 20, 2017, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference